EXHIBIT 99.1

                                  NEWS RELEASE

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FOR RELEASE:                               CONTACTS:
------------                               ---------
8:00 A.M. (Eastern); Wednesday;            Virginia McDowell, Exec VP, CIO
December 28, 2005                          (609) 441-7711

                                           Larry Ceisler, Ceisler Jubelirer
                                           (215) 735-6760
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              TRUMP ENTERTAINMENT RESORTS DELIVERS APPLICATION FOR
                  TRUMPSTREET CASINO AND ENTERTAINMENT COMPLEX
                    TO THE PENNSYLVANIA GAMING CONTROL BOARD

ATLANTIC CITY, N.J.:  Officials from Trump Entertainment  Resorts,  Inc. (NASDAQ
NMS: TRMP) and the newly created Keystone Redevelopment Partners, LLC personally delivered to the Pennsylvania Gaming Control Board this morning the full application for TrumpStreet Casino and Entertainment Complex ("TrumpStreet"). Together, Trump Entertainment Resort officials, Pat Croce, and other members of Keystone Redevelopment Partners boarded a bus fully-wrapped with renderings of the $350 million proposed development in North Philadelphia and delivered the applications to Harrisburg.

"Trump Entertainment Resorts and its partners in TrumpStreet have formed Keystone Redevelopment Partners for this exciting venture because we believe we have the right proposal to attract patrons, produce revenue for the City and State, and drive the area's economic development through the financial strength of TrumpStreet," said James B. Perry, President and Chief Executive Officer of Trump. "This is a team that is dedicated to the City and to the community and, together, we hope to become Philadelphia and Pennsylvania's newest and one of the best corporate citizens in Philadelphia and Pennsylvania."

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The gaming floor will be at the center of the action at  TrumpStreet,  featuring
3,000 of the most popular slot machines in a vibrant casino. The complex will also showcase a variety of food and beverage outlets, theaters, retail and other entertainment amenities that will highlight the best in Philadelphia cuisine, music and entertainment.

Specifically, TrumpStreet will feature an attached 3-theater movieplex, a steakhouse, a buffet, a sports bar, a food court, two casual dining restaurants, an oyster bar, several casino bars, and other dining venues that will seek to ensure the highest levels of tourism activity and customer satisfaction.

Keystone Redevelopment Partners, a joint venture between Trump Entertainment Resorts and a group of dedicated local investors led by Pat Croce, is pursuing one of two Philadelphia Category 2 Gaming Licenses anticipated to be issued by the Pennsylvania Gaming Control Board by the end of 2006. Each license will initially allow the operation of up to 3,000 slot machines with the ability to apply for an additional 2,000 slot machines. If successful in obtaining one of the two slot licenses, TrumpStreet would be planned for the former Budd Co. factory site located at the intersection of Interstate 76 and Pennsylvania Route 1 in the Nicetown section of the City. As previously announced, Trump has a five-year option to either lease or buy the site for the potential development of a gaming facility.

Keystone Redevelopment Partners represents a "dream team" alliance for a casino venture in Pennsylvania - the combination of the strength of the Trump brand coupled with several prominent Philadelphia partners. Trump Entertainment Resorts, Inc. will be the majority partner and will act as the developer and manager for the project. The dynamic partners represent some of the best known names in Philadelphia sports, food, business and entertainment.

"TrumpStreet is designed to be an entertainment destination that is a tribute to the rich culture of the City of Philadelphia," Pat Croce said today. "The design will honor the past of the Budd site while enhancing the community. It's exciting to be part of a project that could serve as the economic catalyst to revitalize an entire neighborhood."

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
James B. Perry commented that the Philadelphia application is part of the strategic plan for Trump Entertainment Resorts to diversify outside of the Atlantic City market. "We are currently investigating numerous options to grow the company and build on the strength of the Trump brand, and TrumpStreet represents a tremendous opportunity for us to participate in a significant project to create value for our shareholders," Perry said.

About Our Company:

Trump Entertainment Resorts, Inc. is a leading gaming company that owns and operates three properties. The Company's assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, and Trump Marina Hotel Casino, located in Atlantic City's Marina District. Together, the properties comprise approximately 371,300 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. Trump Entertainment Resorts, Inc. is separate and distinct from Mr. Trump's real estate and other holdings.

                PSLRA Safe Harbor for Forward-Looking Statements
                      and Additional Available Information

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

     All statements, trend analysis and other information contained in this release relative to the Company's or its subsidiaries' performance, trends in the Company's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of Trump Entertainment Resorts, Inc., the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the Company. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of

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
this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. The Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of the Company are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the Company or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

     Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodic reports filed with the SEC, including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC's website, www.sec.gov, or on the Company's website, www.trumpcasinos.com.

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